UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 5, 2005
                                                        (April 4, 2005)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-12699                   95-4803544
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
               Registrant's telephone number, including area code
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01.  Regulation FD Disclosure.

On April 4, 2005, at a special meeting of stockholders of Activision, Inc. (the "Company"), the Company's stockholders by majority vote approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 225,000,000 to 450,000,000.

On April 4, 2005, a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, reflecting the approved amendment, was filed with the Delaware Secretary of State. Attached as Exhibit 3.1 is a copy of the Certificate of Amendment.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, of Activision, Inc., dated April 4, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2005

                                ACTIVISION, INC.

                                By: /s/ Ronald Doornink
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                                    Name:   Ronald Doornink
                                    Title:  President